UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2024

SIGNING DAY SPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41863	87-2792157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8355 East Hartford Rd., Suite 100, Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

(480) 220-6814
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SGN	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Redemption Agreement with FirstFire Global Opportunities Fund, LLC

On August 12, 2024, Signing Day Sports, Inc., a Delaware corporation (the “Company”), entered into a Redemption Agreement (the “FirstFire Warrants Redemption Agreement”), dated as of August 12, 2024, with FirstFire Global Opportunities Fund, LLC, a Delaware limited liability company (“FirstFire”). The FirstFire Warrants Redemption Agreement provides that the Company will have the right (the “Redemption Right”) to purchase the unexercised portion of (i) the warrant issued to FirstFire on May 16, 2024 to purchase up to 1,375,000 shares of the Company’s common stock, par value $0.0001 per share (“common stock”), at an initial exercise price of $0.30 per share (as amended, the “First May 2024 FF Warrant”), as amended by the Amendment to Senior Secured Promissory Note and Warrants, dated as of May 20, 2024, between the Company and FirstFire (the “Amendment to May 2024 FF Note and May 2024 FF Warrants”), and (ii) the warrant issued to FirstFire on June 18, 2024 to purchase up to 662,036 shares of common stock at an initial exercise price of $0.30 per share (the “First June 2024 FF Warrant” and together with the First May 2024 FF Warrant, the “Subject Securities”), from August 12, 2024 to February 12, 2025, for up to an aggregate consideration of $100,000, reduced pro rata to the extent that the Subject Securities are exercised prior to the Company’s exercise of the Redemption Right.

The FirstFire Warrants Redemption Agreement is filed as Exhibit 10.1 to this report, and the description above is qualified in its entirety by reference to the full text of such exhibit.

Transactions Underlying the Redemption Agreement with FirstFire Global Opportunities Fund, LLC

Under the Securities Purchase Agreement, dated as of May 16, 2024, between the Company and FirstFire, as amended by the Amendment to the Transaction Documents, dated as of June 18, 2024, between the Company and FirstFire (as amended, the “May 2024 FF Purchase Agreement”), on May 16, 2024, FirstFire paid the Company a gross purchase price of $375,000, and the Company issued FirstFire a senior secured promissory note, as amended by the Amendment to May 2024 FF Note and May 2024 FF Warrants, in the principal amount of $412,500 (as amended, the “May 2024 FF Note”); 187,500 shares of common stock (the “May 2024 FF Commitment Shares”), as partial consideration for the purchase of the May 2024 FF Note; the First May 2024 FF Warrant, as partial consideration for the purchase of the May 2024 FF Note; and a warrant, as amended by the Amendment to May 2024 FF Note and May 2024 FF Warrants, to purchase up to 250,000 shares of common stock at an initial exercise price of $0.01 per share exercisable from the date of an “Event of Default” as defined by the May 2024 FF Note (together with the First May 2024 FF Warrant, the “May 2024 FF Warrants”), as partial consideration for the purchase of the May 2024 FF Note.

As required by the May 2024 FF Purchase Agreement, the Company entered into a Security Agreement, dated as of May 16, 2024, between the Company and FirstFire, under which the Company agreed to grant FirstFire a security interest to secure the Company’s obligations under the May 2024 FF Note in all assets of the Company except for a certificate of deposit account (the “CBAZ CD”) with Commerce Bank of Arizona (“CBAZ”) with an approximate balance of $2,100,000 together with (i) all interest, whether now accrued or hereafter accruing; (ii) all additional deposits made to such account; (iii) any and all proceeds from such account; and (iv) all renewals, replacements and substitutions for any of the foregoing (the “CBAZ Collateral”), which was subject to the Assignment of Deposit Account, dated as of December 11, 2023, between the Company and CBAZ (the “CBAZ Assignment of Deposit”), until the full repayment of that certain promissory note in the original principal amount of $2,000,000 issued by the Company to CBAZ, dated as of December 11, 2023 and maturing on December 11, 2024 (the “Second CBAZ Promissory Note”), pursuant to that certain Business Loan Agreement, dated as of December 11, 2023, between the Company and CBAZ (the “Second CBAZ Loan Agreement”). The CBAZ CD underlying the CBAZ Collateral was closed and redeemed and the Second CBAZ Promissory Note was repaid on July 26, 2024, and the CBAZ Assignment of Deposit and the Second CBAZ Loan Agreement are no longer in effect.

As required by the May 2024 FF Purchase Agreement, the Company also entered into a Registration Rights Agreement, dated as of May 16, 2024, between the Company and FirstFire (the “May 2024 FF Registration Rights Agreement”), pursuant to which the Company agreed to register the resale of the May 2024 FF Commitment Shares and the shares of common stock underlying the May 2024 FF Note and the May 2024 FF Warrants under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement. The Company agreed to file the registration statement with the Securities and Exchange Commission (the “SEC”) within 90 calendar days from the date of the May 2024 FF Purchase Agreement and have the registration statement declared effective by the SEC within 120 days from the date of the May 2024 FF Purchase Agreement. The Company also granted FirstFire certain piggyback registration rights pursuant to the May 2024 FF Purchase Agreement. Pursuant to the May 2024 FF Registration Rights Agreement, if the total number of shares issuable upon conversion of the May 2024 FF Notes or upon exercise of the May 2024 FF Warrants becomes greater than the number that may be offered for resale by means of the prospectus that forms a part of the registration statement, then the Company will be required to register the additional shares of common stock for resale by means of one or more separate prospectuses. In connection with these requirements, on July 5, 2024, the Company filed a registration statement on Form S-1 with the SEC covering, among other things, the resale by FirstFire of the May 2024 FF Commitment Shares and the shares of common stock underlying the May 2024 FF Note and the May 2024 FF Warrants (the “FirstFire Registration Statement”), and, on July 18, 2024, the FirstFire Registration Statement was declared effective by the SEC.

A further description of the terms and conditions of the May 2024 FF Purchase Agreement, the May 2024 FF Note, the May 2024 FF Warrants, and related matters, was previously filed with the Definitive Proxy Statement on Schedule 14A filed by the Company with the SEC on August 9, 2024 (the “August 2024 Proxy Statement”) under “Proposal No. 3 – Background Information – May 2024 FirstFire Private Placement”.

Under the Securities Purchase Agreement, dated as of June 18, 2024, between the Company and FirstFire (the “June 2024 FF Purchase Agreement”), FirstFire paid the Company a gross purchase price of $175,000, and the Company issued FirstFire a senior secured promissory note in the principal amount of $198,611 (the “the “June 2024 FF Note”); 90,277 shares of common stock (the “June 2024 FF Commitment Shares”), as partial consideration for the purchase of the June 2024 FF Note; the First June 2024 FF Warrant, as partial consideration for the purchase of the June 2024 FF Note; and a warrant to purchase up to 120,370 shares of common stock at an initial exercise price of $0.01 per share exercisable from the date of an “Event of Default” as defined by the June 2024 FF Note (together with the First June 2024 FF Warrant, the “June 2024 FF Warrants”), as partial consideration for the purchase of the June 2024 FF Note.

As required by the June 2024 FF Purchase Agreement, the Company entered into a Security Agreement, dated as of June 18, 2024, between the Company and FirstFire, under which the Company agreed to grant FirstFire a security interest to secure the Company’s obligations under the June 2024 FF Note in all assets of the Company except for the CBAZ Collateral, until the full repayment of the Second CBAZ Promissory Note pursuant to the Second CBAZ Loan Agreement. As noted above, the CBAZ CD underlying the CBAZ Collateral was closed and redeemed and the Second CBAZ Promissory Note was repaid on July 26, 2024, and the CBAZ Assignment of Deposit and the Second CBAZ Loan Agreement are no longer in effect.

As required by the June 2024 FF Purchase Agreement, the Company also entered into a Registration Rights Agreement, dated as of June 18, 2024, between the Company and FirstFire (the “June 2024 FF Registration Rights Agreement”), pursuant to which the Company agreed to register the resale of the June 2024 FF Commitment Shares and the shares of common stock underlying the June 2024 FF Note and the June 2024 FF Warrants under the Securities Act pursuant to a registration statement. The Company agreed to file the registration statement with the SEC within 90 calendar days from the date of the June 2024 FF Purchase Agreement and to have the registration statement declared effective by the SEC within 120 days from the date of the June 2024 FF Purchase Agreement. The Company also granted FirstFire certain piggyback registration rights pursuant to the June 2024 FF Purchase Agreement. Pursuant to the June 2024 FF Registration Rights Agreement, if the total number of shares issuable upon conversion of the June 2024 FF Note or upon exercise of the June 2024 FF Warrants becomes greater than the number that may be offered for resale by means of the prospectus that forms a part of the registration statement, then the Company will be required to register the additional shares of common stock for resale by means of one or more separate prospectuses. In connection with these requirements, on July 5, 2024, the Company filed the FirstFire Registration Statement with the SEC covering, among other things, the resale by FirstFire of the June 2024 FF Commitment Shares and the shares of common stock underlying the June 2024 FF Note and the June 2024 FF Warrants, and, on July 18, 2024, the FirstFire Registration Statement was declared effective by the SEC.

A further description of the terms and conditions of the June 2024 FF Purchase Agreement, the June 2024 FF Note, the 2024 2024 FF Warrants, and related matters, was previously filed with the August 2024 Proxy Statement under “Proposal No. 3 – Background Information – June 2024 FirstFire Private Placement”.

Except as otherwise disclosed above, there is no relationship between the Company and FirstFire.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Redemption Agreement, dated as of August 12, 2024, between Signing Day Sports, Inc. and FirstFire Global Opportunities Fund, LLC
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2024	SIGNING DAY SPORTS, INC.

/s/ Daniel Nelson
	Name:	Daniel Nelson
	Title:	Chief Executive Officer

 3